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                                                                    Exhibit 99.2

                     DATED                             1997




                           THE COOPER COMPANIES, INC.         (1)

                                       AND

                                 ANTHONY GALLEY
                     AS TRUSTEE FOR EACH OF THE NOTEHOLDERS   (2)

                    ----------------------------------------

                         THIRD PARTY CHARGES OVER SHARES

                    ----------------------------------------













                                 CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD

                              T +44(0)171 367 3000
                              F +44(0)171 367 2000


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                           TABLE OF CONTENTS

1.   Definitions and Interpretation........................0

2.   Security..............................................0

3.   Secured Liabilities...................................0

4.   Covenants by the Chargor..............................0

5.   Dividends and Voting Rights...........................0

6.   Non-Competition.......................................0

7.   Representations and Warranties........................0

8.   Continuing Security...................................0

9.   Non-Exoneration.......................................0

10.  Further Assurance.....................................0

11.  Powers of Mortgagees..................................0

12.  Powers to Lend, Borrower and Charge...................0

13.  Application By the Security Trustee...................0

14.  The Security Trustee as Trustee and Indemnity.........0

15.  Liability.............................................0

16.  Avoidance of Payments.................................0

17.  Remedies, Waivers and Consents........................0

18.  Notices...............................................0

19.  Miscellaneous.........................................0

20.  Governing Law and Jurisdiction........................0

     Schedule 1............................................0
     Schedule 2............................................0
     Specific Shares Charged...............................0


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THIS CHARGE is made the               day of                            1997

BETWEEN:-

(1)   THE COOPER COMPANIES, INC a Delaware corporation (the "CHARGOR"); and

(2) ANTHONY GALLEY of Beacon Wey, The Hangers, Bishops Waltham, SO32 1FZ as trustee for the Noteholders (as hereinafter defined) (in such capacity the "SECURITY TRUSTEE").

WHEREAS:-

(A) By an instrument dated on the same date as this Deed and made between Aspect Vision Holdings Limited as issuer (the "DEBTOR") (1) and The Cooper Companies, Inc as guarantor (the "GUARANTOR") (2), the Debtor has agreed to issue a series of 8 per cent Fixed Rate Guaranteed Secured Loan Notes not exceeding 'L'15,000,000 in principal amount and the Guarantor has agreed to guarantee repayment of the Notes on the terms and conditions set out therein (the "Instrument").

(B) This Charge is given by the Chargor in favour of the Security Trustee as trustee for the Noteholders (as defined below) as a continuing security for the Notes (as defined below).

(C) The Board of Directors of the Chargor is satisfied that the giving of the security herein contained is in the interests of the Chargor and has passed a resolution to that effect.

NOW THIS DEED WITNESSES as follows:-

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Deed the following words and expressions shall have the following meanings:-

     "DEED" means this Charge as the same may from time to time be varied, amended, supplemented, substituted, novated or assigned;

     "DERIVATIVE ASSETS" means all assets deriving from any of the Shares including all allotments, accretions, offers, rights, dividends and benefits whatsoever at any time accruing, offered or arising in respect of or incidental to any of the Shares and all stocks, shares, rights, money or property accruing or offered at any time by way of conversion, redemption, bonus, preference, exchange, option or otherwise in respect thereof;

     "HOLDING COMPANY" and "SUBSIDIARY" are respectively as defined in Section 736 of the Companies Act 1985;


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     "NOTEHOLDERS" has the meaning given to it in the Instrument, or any of them;

     "NOTES" has the meaning given to it in the Instrument; and

     "SECURITY INTEREST" means any mortgage, charge, hypothecation, pledge, lien, encumbrance, trust arrangement, contractual arrangement having the effect of security, conditional sale or other title retention agreement or other security interest whatsoever, howsoever created or arising.

1.2 In this Deed, the expressions "Security Trustee", "Noteholder", "Chargor" and "Debtor" where the context admits include their respective transferees, successors and assigns whether immediate or derivative.

1.3  In this Deed:

     (i) references to sub-clauses, Clauses and Schedules are unless otherwise stated to sub-clauses, clauses of and schedules to this Deed;

     (ii) any liability or power which may be exercised or any determination which may be made hereunder by the Security Trustee may (save as otherwise provided herein) be exercised or made in its absolute and unfettered discretion and it shall not be obliged to give reasons therefor;

     (iii) references to statutes and/or statutory provisions shall be construed as referring to such statutes or statutory provisions as respectively replaced, amended, extended, consolidated or re-enacted from time to time and shall include any order, regulation, instrument or other subordinate legislation made under the relevant statute or statutory provision;

     (iv) the table of contents and headings to Clauses and Schedules are for convenience only and have no legal effect;

     (v) statements referring to the Security Trustee's capacity as trustee for the Noteholders are by way of clarification and explanation only and shall not prejudice the meaning of the "Security Trustee" elsewhere in this Deed where such statements are not made and any statement referring to monies, obligations or liabilities owing to, or other rights, benefits or discretions granted to or created hereunder for, or covenants, undertakings, or other agreements made in favour of, the Security Trustee and/or the Noteholders, as the case may be, are similarly by way of clarification and explanation only and shall not prejudice the meaning of "Noteholders" elsewhere in this Deed where such statements are not made;



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     (vi)   references herein to any agreement or document shall be construed as referring to such agreement or document as the same may have been, or may from time to time be varied, amended, supplemented, substituted, novated or assigned;

     (vii) the expression "person" shall be construed to include reference to any person, firm, company, partnership, corporation or unincorporated body of persons or any state or government or any agency thereof; and

     (viii) unless the context otherwise requires, words denoting the singular number only shall include the plural and vice versa.

1.4 Both of the parties to this document intend it to be a deed and agree to execute and deliver it as a deed.

2.   SECURITY

2.1 In consideration of the Noteholders making available the Principal Sum under each of the Notes to the Debtor under the Instrument, the Chargor with full title guarantee and without the benefit of Section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 and to the intent that the security hereby created shall rank as a continuing security hereby charges to the Security Trustee by way of first fixed charge the shares in the Debtor listed in the Schedule and any proceeds of sale arising therefrom (the "SHARES") and, subject to Clause 5 (Dividends and Voting Rights), the Derivative Assets.


3.   SECURED LIABILITIES

3.1 The security created pursuant to Clause 2 shall stand as continuing security for the payment to the Noteholders and the discharge on demand of all indebtedness of the Debtor to the Noteholders, or any of them, under the Notes.

4.   COVENANTS BY THE CHARGOR

4.1 The Chargor covenants with the Security Trustee that during the continuance of this security the Chargor will:-

     (i) forthwith upon execution of this Deed deposit with the Security Trustee all the share certificates of the Shares and instruments of transfer (with the name of the transferee, the consideration and the date left blank but otherwise duly completed and executed) relating to the Shares;

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     (ii)   ensure so far as it is able that the Shares are at all times free from any restriction on transfer (whether under any relevant constitutive documents or otherwise) by the Security Trustee or its nominees to perfect or enforce the security constituted or intended to be constituted by this Deed;

     (iii) upon the accrual, offer or issue of any Derivative Assets (apart from dividends) which have not accrued or been issued to the Security Trustee or nominees as registered holder of the Shares to which those Derivative Assets relate, deliver to the Security Trustee all such Derivative Assets and any certificates or documents of title to the same together with instruments of transfer (with the name of the transferee, the consideration and the date left blank but otherwise duly completed and executed) relating to such Derivative Assets;

     (iv) notify the Security Trustee of the contents of any communication or document received by it from the Debtor in relation to any of the Shares or Derivative Assets;

     (v) not, otherwise than in accordance with this Deed (without the prior consent in writing of the Security Trustee):-

            (a) permit any person other than the Chargor to be registered as holder of the Shares or any part thereof;

            (b) create or purport to create or permit to subsist any Security
                Interest (other than in favour of the Security Trustee or a Security Interest governed by the Subordination Agreement (as defined in the Instrument)) on or over the Shares or the Derivative Assets or any part thereof or interest therein or right in respect thereof or enter into any agreement to grant or create such a Security Interest;

            (c) sell, transfer or otherwise dispose of the Shares or the
                Derivative Assets or any part thereof or interest therein or right in respect thereof or attempt or agree so to do; or

            (d) do or cause or permit to be done anything which will
                deliberately depreciate, jeopardise or prejudice the value to the Noteholders of the Shares or the Derivative Assets.

5.   DIVIDENDS AND VOTING RIGHTS

5.1 The Security Trustee hereby agrees with the Chargor that unless an Event of Default (as set out in Condition 6 of the Instrument) has occurred and is continuing:-



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     (i)    any dividends of the Shares (if any) will be for the account of the
            Chargor; and

     (ii) the Security Trustee or its nominees will exercise all voting and other rights and powers attached to the Shares in such manner as the Chargor may from time to time in writing direct provided that the Security Trustee and its nominees (if any) shall be under no obligation to exercise such rights as directed if in its or their reasonable opinion the result would be a breach of Clause 4.1(v).


6.   NON-COMPETITION

6.1 Untilall secured obligations referred to in Clause 3 have been paid, discharged or satisfied in full the Chargor shall not:-

     (i) exercise any right of subrogation, indemnity, set-off or counterclaim against the Debtor or any other person party to any encumbrance, guarantee, indemnity or other assurance held or to be held as security for the payment, performance or discharge of the obligations secured by this Deed (any such encumbrance, guarantee, indemnity or other assurance together referred to in this Clause 6.1 as "related security") by reason of the performance by the Chargor of its obligations under this Deed;

     (ii) claim payment of any other monies for the time being due to it by the Debtor or any person party to any related security by reason of the performance by it of its obligations under this Deed;

     (iii) claimor prove in a winding-up or dissolution of the Debtor or any other person party to any related security in competition with the Security Trustee in respect of any amounts paid by the Chargor pursuant to the provisions of this Deed; and

     if the Chargor receives any sums in contravention of this Clause 6.1 it shall hold them on trust to be applied promptly in or towards the satisfaction of obligations secured by this Deed.

6.2 The Chargor warrants that it has not taken, and agrees that it will not take, from the Debtor, or any person party to any related security any encumbrance, guarantee or other assurance in respect of or in connection with its obligations under this Deed.

7.   REPRESENTATIONS AND WARRANTIES

     The Chargor represents and warrants to and for the benefit of the Security Trustee that:-



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7.1  it is a corporation duly organised and validly existing under the laws of its jurisdiction of incorporation;

7.2 it has fully power and authority to enter into and perform this Deed and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Deed;

7.3 it has taken all action, conditions and things required by all applicable laws and regulations in order to enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Deed and make this Deed admissible in evidence in England and Wales and its jurisdiction of incorporation have been taken, fulfilled, obtained or done;

7.4 the execution by it of this Deed and the exercise by it of its rights and performance of or compliance with its obligations under this Deed do not and will not violate (i) its constitutional documents or any law or regulation to which it or any of its assets is subject or (ii) to an extent or in a manner which has or could have a material adverse effect on its ability to perform its payment obligations under the Instrument, any agreement which is binding upon it; and


7.5  its obligations under this Deed are legal, valid and binding.

8.   CONTINUING SECURITY

8.1 This security shall be an irrevocable continuing security and shall remain in full force and effect until all secured liabilities referred to in Clause 3 have been paid, discharged or satisfied in full.

9.   NON-EXONERATION

9.1 If any purported obligation or liability of the Debtor to the Noteholders which if valid would have been secured by this Deed is not or ceases to be valid or enforceable against the Debtor on any ground whatsoever whether or not known to the Noteholders, the security constituted by this Deed shall nevertheless be enforceable against the Chargor.

9.2 The liability of the Chargor shall not be affected nor shall this Deed be discharged or dismissed by reason of:-

     (i) any security or right or remedy held by or available to the Security Trustee and the Noteholders being or becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Security Trustee or any of the Noteholders varying, releasing or failing to perfect or enforce any of the same;



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     (ii)   the Security Trustee or any of the Noteholders varying the liability of or granting any time, indulgence or concession to the Debtor or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Debtor; or

     (iii) any act or omission which would not have discharged or affected the liability of the Chargor had it been principal debtor instead of surety or by anything done or omitted which but for this provision might operate to exonerate the Chargor.

10.  FURTHER ASSURANCE

10.1 The Chargor shall if and when reasonably required by the Security Trustee execute such further documents and take such other steps as the Security Trustee may from time to time reasonably require for perfecting its Security in the Shares to secure the secured obligations referred to in Clause 3.

10.2 The Chargor, by way of security and in order more fully to secure the performance of the Chargor's obligations under this Deed, irrevocably appoints the Security Trustee and the persons deriving title under it to be its attorney for and in the name and on behalf and as the act and deed or otherwise of the Security Trustee, if the Chargor shall be in breach of its obligations under this Deed, to execute as a deed or under hand and deliver and do all such assurances, acts and things which the Chargor is required, but has failed, to execute and do under the covenants contained in this Deed (including without limitation, to execute as a deed or under hand and deliver any transfers or other documents which the Security Trustee may require to perfect its title to any of the Shares or Derivative Assets.


11.  POWERS OF MORTGAGEES

11.1 At any time after the Notes shall have become due and payable, the Noteholders shall have demanded payment of any money hereby secured, or if requested by the Chargor, the Security Trustee and any nominee of the Security Trustee wheresoever situate may without further notice and without the restrictions contained in Sections 93 or 103 of the Law of Property Act 1925 in respect of all or any of the Shares exercise all the powers or rights which may be exercisable by the registered holder of the Shares and all other powers conferred on mortgagees by the Law of Property Act 1925 as hereby varied or extended.

11.2 In exercising the powers referred to in Clause 11.1, the Shares or any part thereof may be sold or disposed of at such times, in such manner and generally on such terms and conditions and for such consideration as the Security Trustee may think fit. Any such sale or disposition may be for cash,



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     debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as the Security Trustee shall think fit.


11.3 No purchaser or other person shall be bound or concerned to see or enquire whether the right of the Security Trustee to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of any such powers.

11.4 The Security Trustee may place and keep (for such time as he shall consider prudent) any money recovered or realised pursuant to this Deed in a separate suspense account without any obligation to apply the same or any part thereof in or towards the discharge of the obligations secured by this Deed.

12.  POWERS TO LEND, BORROWER AND CHARGE

12.1 The Security Trustee and/or any of the Noteholders may at any time after the Security Trustee's powers shall have become exercisable under Clause
     11.1 advance, raise or borrow money on the security of the Shares or any part thereof on such terms and conditions as they shall reasonably think fit for the purpose of defraying any costs, charges, losses and expenses which shall be properly paid or incurred in the enforcement of the security over the Shares under this Deed.

13.  APPLICATION BY THE SECURITY TRUSTEE

13.1 All money received by the Security Trustee in the exercise of any powers conferred by this Deed shall be applied after the discharge of all liabilities having priority thereto in or towards satisfaction of the moneys owing to the Noteholders, whether as to principal, interest or otherwise.

14.  THE SECURITY TRUSTEE AS TRUSTEE AND INDEMNITY

14.1 The Security Trustee hereby declares itself trustee of the security and other rights (including but not limited to the benefit of the covenants contained herein), titles and interests constituted by this Deed and of all monies, property and assets paid to the Security Trustee or held by the Security Trustee or received or recovered by the Security Trustee pursuant to or in connection with this Deed with effect from the date hereof to hold the same on trust for each of the Noteholders absolutely pro rata to the monies, obligations and liabilities of the Chargor to all the Noteholders from time to time secured hereby.

14.2 All moneys received by the Security Trustee shall be held by it upon trust for itself and the Noteholders according to their respective interests to apply the same first in discharging any expenses incurred in enforcing the security under



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     this Deed and secondly in or towards satisfaction of the moneys, obligations and liabilities secured by this Deed.

14.3 The trusts herein shall remain in force until whichever is the earlier of:-

     (i)    the expiration of a period of 80 years from the date hereof; or

     (ii) receipt by the Security Trustee of confirmation in writing from all of the Noteholders that there are no longer outstanding any monies under the Notes.

14.4 Without prejudice to any right to indemnity by law given to trustees generally, the Security Trustee shall be entitled to be indemnified and kept indemnified out of the Shares or Derivative Assets in respect of all liabilities, costs, charges, losses and expenses properly incurred or suffered by him in the execution or the purported execution of the trusts created by this Deed or of any powers, authorities or discretions vested in him pursuant to this Deed and against all actions, proceedings, claims and demands in respect of any matter or thing done or omitted or in any way relating to the Shares or the provisions of this Deed or occasioned by any breach by the Chargor of any of its covenants or other obligations to the Security Trustee or any Noteholder hereunder or under the Instrument and all sums necessary to effect and maintain such indemnity shall be an additional charge on the Shares and shall be satisfied before any payment is made thereout to any Noteholder.

15.  LIABILITY

15.1 The Security Trustee shall not in any circumstances (either by reason of taking possession of the Shares or any part thereof or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever) be liable to account to the Chargor for anything except the Security Trustee's actual receipts or be liable to the Chargor for any loss or damage arising from any realisation by the Security Trustee of the Shares or any part thereof or from any act, default or omission of the Security Trustee in relation to the Shares or the Derivative Assets or any part thereof (including without limitation, any neglect or failure to present any interest coupon or any bond or stock drawn for repayment) or in relation to any such realisation or from any exercise or non-exercise by the Security Trustee of any power, authority or discretion conferred upon it in relation to the Shares or the Derivative Assets or any part thereof by or pursuant to this Deed or by the Law of Property Act 1925 or from any failure to pay any call or instalment or to accept any offer or to notify the Chargor of any such matter or for any negligence or default by its nominees, correspondents or Security Trustees or for any other loss of any nature whatsoever in connection with the Shares or the Derivative Assets.




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16.  AVOIDANCE OF PAYMENTS

16.1 Any settlement, discharge or release between the Chargor and the Security Trustee shall be conditional upon no security or payment to the Security Trustee or any of the Noteholders by the Chargor, the Debtor or any other person being avoided or reduced or ordered to be refunded by virtue of any provisions of any enactments relating to bankruptcy, liquidation or insolvency for the time being in force and notwithstanding any settlement, discharge or release:-

     (i) the Security Trustee shall forthwith release the certificates relating to any Shares to the Chargor upon the discharge of all secured obligations referred to in Clause 3; and

     (ii) the Security Trustee shall be entitled to recover from the Chargor subsequently (but not exceeding the value of the security hereby charged) the value or amount of such security or payment avoided or reduced as if such settlement, discharge or release had not occurred and the Chargor agrees with the Security Trustee accordingly and charges the Shares and the proceeds of sale thereof with any liability under this Clause, whether actual and/or contingent.

17.  REMEDIES, WAIVERS AND CONSENTS

17.1 No failure on the part of the Security Trustee or any Noteholder to exercise, and no delay on its part in exercising, any right or remedy under this Deed will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

17.2 Any waiver and any consent by the Security Trustee under this Deed must be in writing and may be given subject to any conditions thought fit by the Security Trustee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

18.  NOTICES

18.1 Every notice, request, demand or other communication hereunder shall be in writing delivered personally or by first-class registered mail or facsimile transmission to the address or facsimile number, if any, of the addressee set out below and marked for the attention of the persons set out below:-

     (i) in the case of the Security Trustee if by letter to him at Beacon Wey, The Hangers, Bishops Waltham, SO32 1FZ; and



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     (ii)   in the case of the Chargor to its agent for service of notice if by letter to it at Aspect Vision Holdings Limited, Unit 2, South Point, Hamble, Southampton, Hampshire SO31 4RF, in each case marked for the attention of Greg Fryling with a copy to the Chargor marked for the attention of Robert S. Weiss, Chief Financial Officer at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA;

     or at such other addresses or numbers, or for the attention of such other persons, as the parties hereto may from time to time notify to each other.

18.2 Any notice, request, demand or other communication to be given or made under this Deed shall be deemed to have been delivered, in the case of any notice, request, demand or other communication given or made by personal delivery or facsimile when despatched or delivered unless despatched or delivered outside normal business hours when it shall be deemed to have been delivered on the next normal business day following the date on which it was despatched or, in the case of any notice, request, demand or other communication given or made by letter, two normal business days after having been posted by first class registered mail provided that each notice, request, demand or other communication given or made by facsimile shall, without prejudice to the validity or effectiveness of the same, be confirmed by letter.

18.3 In the case of the death of any person a party hereto and until receipt by the Security Trustee of notice in writing of the grant of representation to the estate of the deceased, any notice or demand by the Security Trustee sent by first class recorded delivery post or facsimile transmission as aforesaid addressed to the deceased or his/her personal representatives at the usual or last known place of abode or business of the deceased shall for all purposes be deemed a sufficient service of a notice or demand by the Security Trustee on the deceased and his/her personal representatives and shall be as effectual as if the deceased were still living.

19.  MISCELLANEOUS

19.1 Each of the provisions of this Deed is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable with respect to the Chargor the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

19.2 This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.



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20.  GOVERNING LAW AND JURISDICTION

20.1 This Deed shall be governed by and interpreted and construed in accordance with the law of England and Wales.

20.2 The Chargor agrees for the benefit of the Security Trustee that the courts of England shall have jurisdiction to hear and determine, any suit, action or proceedings, and to settle any dispute, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

20.3 The Chargor irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 20.2 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

20.4 The Chargor agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in England, to the registered office for the time being of the Debtor, with a copy to the Guarantor marked for the attention of Robert S. Weiss, Chief Financial Officer at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA.

20.5 The submission to the jurisdiction of the courts referred to in Clause 20.2 shall not (and shall not be construed so as to) limit the right of the Security Trustee to take proceedings against the Chargor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

IN WITNESS of which the Security Trustee has executed this instrument as a deed and has delivered it upon dating it and the Chargor has executed this instrument as a deed in the manner permitted by the laws of the territory in which the Chargor is incorporated for the execution of documents by such a Company in accordance with the Foreign Companies (Execution of Documents) Regulations 1994 and has delivered it upon dating it.



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                                   SCHEDULE 1

                                 THE NOTEHOLDERS

No.   Noteholder                      Address
---   ----------                      --------
1.    Geoffrey Harrison Galley        Red Lodge
                                      The Close
                                      Totteridge
                                      London  N20 8PT

2.    Anthony David Galley            Beacon Wey
                                      The Hangers
                                      Bishops  Waltham  SO32 1FZ

3.    Wilfred Trevor Brooker          Grimbles Barn
                                      Buckland Village
                                      Aston Clinton
                                      Buckinghamshire   HP22 5HY

4.    John Trevor De Carle            Lowicks House
                                      Sandy Lane
                                      Tilford
                                      Farnham
                                      Surrey  GU10 2BX

5.    Clive De Carle                  The Little Lodge
                                      The Prevue
                                      Bucklebury
                                      Berkshire

6.    Ian Arthur McDermott            75 Upper Barn Copse
                                      Fair Oak
                                      Eastleigh
                                      Hampshire  SO50 8DB

7.    R. B. Poole                     7 Deans Way
                                      Tarvin
                                      Chester

8.    Barrie Bevis                    53 Wilderness Heights
                                      West End
                                      Southampton
                                      Hampshire  SO18 3PS

9.    Ivor Atkinson                   90 Queens Drive
                                      Surbiton
                                      Surrey  KT5 8PP

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10.   Giacomo Grassi




11.   Fabrizio Lambertini




12.   Norma Galley                    Red Lodge
                                      The Close
                                      Totteridge
                                      London  N20 8PT

13.   Michael J Kelly                 8 The Vineyards
                                      North Baddesley
                                      Southampton
                                      Hampshire  SO52 9PP



                                       13
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                                   SCHEDULE 2

                             SPECIFIC SHARES CHARGED

                           100,000 10p ordinary shares



                                       14
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Executed as a Deed                      )
by THE COOPER COMPANIES, INC            )
and signed by                           )
                                        )
                                        )
                                        )
                                        ) ..................................
and                                     )    (authorised signatory)
                                        )
                                        )
                                        ) ...................................
                                        )    (authorised signatory)

acting with the authority of The Cooper Companies, Inc



Executed as a Deed                      )
by ANTHONY GALLEY                       )
as trustee for each of the Noteholders  )
                                        )
                                        )....................................






                                       15

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